Exhibit 99.2

Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, words such as "expect", "anticipate", "estimate", "believe", "no assurance", "intend", "should", "could", "may", "plan", "project", "predict", and similar expressions and statements which are made in the future tense, or which refer to future events or developments, are intended to identify such forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following factors: general economic and business conditions, and trends in the lodging and entertainment industries in particular; changes in hotel occupancy rates, business and leisure travel rates and the "buy rate" of our customers; our ability to access popular content on terms that are acceptable to us; timely availability of content; changes to the competition, including the ability of our competitors to deliver on demand entertainment or competitive services through the Internet or cable; the impact of changes in regulation which may limit our ability to provide content we currently provide; the occurrence of one or more future terrorist attacks, wars, public health concerns or other crises; availability of key components and services necessary for the manufacture and assembly of our interactive systems; uncertainties in our strategies or efforts to improve operating results by increasing revenue and decreasing costs; availability of capital on terms that are acceptable to us and sufficient to execute our business plan, including expanding the installation of our digital system in our customers' guest rooms, and to adapt to technological changes in our industry; changes in customer relationships with hotel chains and their franchisees, including our ability to obtain new customers and to retain existing customers; the results of our product development difficulties and delays of new technologies and enhancement of existing technologies.These forward- looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

(in millions) Steady Revenue Growth TTM FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Revenue 200 207 212 217 221 224 230 235 240 243 247 250 254 258 262 266 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 Slide 2 Trailing Twelve Months

2004 2003 % Change Movie Revenue $ 17.40 $ 17.55 - 0.8% Other Interactive Services 5.47 5.04 8.5% Guest Pay Revenue $ 22.87 $ 22.59 1.2% 2004 Revenue Per Room Analysis Occupancy Levels up Approximately 150 Basis Points Year Over Year Digital Platform Installed in 52% of Rooms FINANCIAL HIGHLIGHTS Slide 3

Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 22.44 Q2 '03 22.52 Q3 '03 22.63 Q4 '03 22.58 Q1 '04 22.71 Q2 '04 22.74 Q3 '04 22.8 Q4 '04 22.87 Guest Pay Revenue Slide 4 FINANCIAL HIGHLIGHTS TTM Trailing Twelve Months per room per month

Guest Pay Gross Profit & Gross Profit Margin TTM Trailing Twelve Months per room per month Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Gross Profit 12.69 12.58 12.47 12.49 12.58 12.63 12.67 12.66 Gross Profit Margin 0.562 0.556 0.553 0.553 0.553 0.556 0.557 0.553 FINANCIAL HIGHLIGHTS Slide 5

Operating Expenses Slide 6 2004 2003 % Change Guest Pay Operations Expense $ 2.97 $ 2.93 1.4% SG&A Expense 2.09 2.01 4.0% Total Operating Expenses $ 5.06 $ 4.94 2.4% FINANCIAL HIGHLIGHTS SG&A as a Percent of Revenue - 8.9% 2003 - Operating Expenses Managed to Business Conditions 2004 - Sarbanes-Oxley Compliance Costs Per room per month

(in millions) Increasing Operating Income exclusive of Depreciation & Amortization TTM Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 86.7 87.6 89 90 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 FINANCIAL HIGHLIGHTS Slide 7 Trailing Twelve Months

New Installation Digital Capital per Room Slide 8 FINANCIAL HIGHLIGHTS 2000 423 2001 456 2002 439 2003 405 2004 364 Q2 2003 408 Q3 2003 396 Q4 2003 391 Q1 2004 382 Q2 2004 373 Q3 2004 375 Q4 2004 341 TAPE $423 $456 $439 $405 DIGITAL DIGITAL DIGITAL DIGITAL $364 Market Segmentation Product Segmentation Engineering Developments Capital Reductions From:

Cash from Operations Analysis FY 2004 FY 2003 % Change Cash from Operations $ 60.4 $ 48.6 24.3% Corp Capital / Minor Extensions (12.1) (7.5) Digital Renewal Investment * (14.6) (17.1) Pre-Expansion Cash Flow 33.7 24.0 40.4% New Room Investment ** (27.6) (29.0) Post-Expansion Cash Flow $ 6.1 $ (5.0) *Digital Upgrade Rooms 51,516 50,774 1.5% **New Digital Rooms 75,932 71,775 6.0% Slide 9 (in millions) FINANCIAL HIGHLIGHTS

Liquidity Metrics Debt $ 312.3 $ 368.2 Debt Net of Cash $287.3 $365.4 Debt Ratios 3.5x 4.4x Debt Covenants 4.5x 5.0x YE 2004 $75 Million Available Under Revolving Bank Credit Facility Stronger Balance Sheet -"Dry Powder" for Business Opportunities (in millions) FINANCIAL HIGHLIGHTS YE 2003 Slide 10

OUTLOOK Q1 & Full Year 2005 Guidance Q1 '05 Range FY' 05 Range Revenue $ 66.0 - $ 68.0 $ 286.0 - $292.0 Operating Income $ 3.5 - $ 4.5 $ 23.0 - $ 26.0 Operating Income exclusive of D & A $ 22.0 - $ 23.0 $ 94.5 - $ 97.5 Net Loss $ (4.0) - $ (3.0) $ (7.5) - $(4.5) EPS (Loss) $(0.23) - $(0.17) $ (0.42) - $(0.25) Capital Investment $ 13.5 - $ 14.5 $ 57.0 - $ 59.0 Net New Rooms 11,500 - 12,500 48,000 - 50,000 Slide 11 (in millions except per share)

OUTLOOK 2005 Strategic Business Plan Continued Growth of Lodging Room Base SIGNETURE TVSM Driving New Room Contracts Increase Revenue Generated per Installed Room Increased Digital Penetration, Enhanced Merchandising, New Content Increase Profitability Inherent in Model Leverage Operating Structure and Technology Platform Generate Increasing Levels of Operating Income and Net, Free Cash Flow; and Expand Business Opportunities in Healthcare Slide 12

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2002 -26.9 2003 -5.1 2004 6.1 Cash Flow Net Of Investing Slide 15 FINANCIAL HIGHLIGHTS $(5.1) (in millions) $(26.9) $6.1

Copyright 2004 LodgeNet Entertainment Corporation All rights reserved. Slide 16

Slide 17 Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing)